Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


                                    Re:     Municipal Securities Trust,
                                            Series 36
                                            ---------


Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-10963 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


                                    Re:     Municipal Securities Trust,
                                            Series 43
                                            ---------


Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-27108 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registraton Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                                    Re:     Municipal Securities Trust,
                                            Series 47
                                            ---------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-33606 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny       Frank A. Ciccotto, Jr.
65 Broadway                        Senior Vice President and
New York, NY 10006-2551            General Manager
Tel  212 770 4417  Office          Evaluation Department
     212 770 4422  Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com       Standard & Poor's
                                         A Division of The McGraw-Hill Companies



April 30, 1998



Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005

                                    Re:     Municipal Securities Trust,
                                            Series 51
                                            ---------

Gentlemen:

     We have examined the post-effective Amendment to the Registration Statement File No. 33-40625 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

     In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

     You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                   Sincerely,




                                   Frank A. Ciccotto


FAC/trh